                      LBHI MORTGAGE LOAN PURCHASE AGREEMENT

          Mortgage Loan Purchase Agreement, dated as of April 24, 2007 (the
"Agreement"), between Lehman Brothers Holdings Inc. (together with its successors and permitted assigns hereunder, the "Seller") and Structured Asset
Securities Corporation II (together with its successors and permitted assigns hereunder, the "Purchaser").

          The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") as provided herein. The Purchaser intends to deposit the Mortgage Loans, together with certain other multifamily and commercial mortgage loans (the "Other Loans";
and, together with the Mortgage Loans, the "Securitized Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the
"Certificates") to be identified as the LB-UBS Commercial Mortgage Trust
2007-C2, Commercial Mortgage Pass-Through Certificates, Series 2007-C2. One or
more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Certificates will be issued pursuant to a
Pooling and Servicing Agreement, to be dated as of April 11, 2007 (the "Pooling and Servicing Agreement"), between the Purchaser, as depositor, Wachovia Bank,
National Association, as master servicer (the "Master Servicer"), LNR Partners,
Inc., as special servicer (the "Special Servicer"), and LaSalle Bank National
Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing
Agreement, as in effect on the Closing Date.

          The Purchaser has entered into an Underwriting Agreement (the
"Underwriting Agreement"), dated as of the date hereof, with Lehman Brothers
Inc. ("Lehman"), UBS Global Asset Management (US) Inc. ("UBS-AM") and
Countrywide Securities Corporation ("CSC", and, together with Lehman and UBS-AM in such capacity, the "Underwriters"), whereby the Purchaser will sell to the
Underwriters all of the Certificates that are to be registered under the
Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a Certificate Purchase Agreement (the "Certificate Purchase
Agreement"), dated as of the date hereof, with Lehman and UBS-AM (together in such capacity, the "Placement Agents"), whereby the Purchaser will sell to the
Placement Agents all of the remaining Certificates (other than the Residual
Interest Certificates).

          In connection with the transactions contemplated hereby, the Seller, the Purchaser, the Underwriters and the Placement Agents have entered into an
Indemnification Agreement (the "Indemnification Agreement"), dated as of the date hereof.

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the
Purchaser agrees to purchase, the Mortgage Loans identified on the schedule (the
"Mortgage Loan Schedule") annexed hereto as Exhibit A. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans accepted by the
Purchaser pursuant to the terms hereof. The Mortgage Loans will have an aggregate principal balance of $2,318,868,876 (the "Initial LBHI Pool Balance")
as of the close of business on the Cut-off Date, after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loans shall take place on May 9,
2007 or such other date as shall be mutually acceptable to the parties hereto
(the "Closing Date"). The consideration for the Mortgage Loans shall consist of a cash amount equal to a percentage

(mutually agreed upon by the parties hereto) of the Initial LBHI Pool Balance, plus interest accrued on each Mortgage Loan at the related Mortgage Rate (net of the related Administrative Cost Rate), for the period from and including April
11, 2007 up to but not including the Closing Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the Closing Date.

          SECTION 2. Conveyance of Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 6 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller (other than the primary servicing rights) in and to the Mortgage Loans identified on the
Mortgage Loan Schedule as of such date. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the
Pooling and Servicing Agreement.

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall belong to, and be promptly remitted to, the Seller.

          (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit with (i) the Trustee or a Custodian appointed thereby, a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and
Servicing Agreement, with copies of each Mortgage File to be delivered by the
Trustee to, upon request, the Master Servicer (at the expense of the Trustee), within 10 Business Days of such request; and (ii) the Master Servicer (or, at the direction of the Master Servicer, to the appropriate Sub-Servicer), or, in the case of an Outside Serviced Trust Mortgage Loan, the applicable Outside
Servicer, all unapplied Escrow Payments and Reserve Funds in the possession or under the control of the Seller that relate to the Mortgage Loans. In addition, the Seller shall, in the case of each Mortgage Loan that is an Outside Serviced
Trust Mortgage Loan, deliver to and deposit with the master Servicer, within 45 days of the Closing Date, a copy of the mortgage file that was delivered to the related Outside Trustee under the related Non Trust Mortgage Loan Securitization
Agreement or to a custodian under a custodial agreement that relates solely to such Outside Serviced Trust Mortgage Loan, as applicable.

          (d) The Seller shall, through an Independent third party (the
"Recording Agent") retained by it, as and in the manner provided in the Pooling and Servicing Agreement (and in any event within 45 days following the later of the Closing Date and the date on which all necessary recording information is available to the Recording Agent), cause (i) each assignment of Mortgage and each assignment of Assignment of Leases, in favor of, and delivered as part of the related Mortgage File to, the Trustee, to be submitted for recordation in the appropriate public office for real property records, and (ii) such assignments to be delivered to the Trustee following their return by the applicable public recording office, with copies of any such returned assignments to be delivered by the Trustee to the Master Servicer, at the expense of the
Seller, at least every 90 days after the Closing Date (or at additional times upon the request of the Master Servicer if reasonably necessary for the ongoing administration and/or servicing of the related Mortgage Loan by the Master
Servicer); provided that, in those instances where the public recording office retains the original assignment of Mortgage or

                                        2

assignment of Assignment of Leases, a certified copy of the recorded original shall be forwarded to the Trustee. If any such document or instrument is lost or returned unrecorded because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

          The Seller shall bear the out-of-pocket costs and expenses of all such recording and delivery contemplated in the preceding paragraph, including, without limitation, any out-of-pocket costs and expenses that may be incurred by the Trustee in connection with any such recording or delivery performed by the
Trustee at the Seller's or the Purchaser's request and the fees of the Recording
Agent.

          Pursuant to the Pooling and Servicing Agreement and a letter agreement dated May 9, 2007 (the "Filing Letter Agreement") between Redwood Trust, Inc.
(the "Payee"), the Depositor, the UBS Mortgage Loan Seller and the Trustee, the
Trustee, through a third party (the "Filing Agent") retained by it, as and in the manner provided in the Pooling and Servicing Agreement and at the expense of the Payee (and in any event within 45 days following the later of the Closing
Date and the date on which all necessary filing information is available to the
Filing Agent), is required to cause (i) each assignment of Uniform Commercial
Code financing statements prepared by the Seller, in favor of, and delivered as part of the related Mortgage File to the Trustee, to be submitted for filing in the appropriate public office, and (ii) such assignments to be delivered to the
Trustee following their return by the applicable public filing office, with copies of any such returned assignments to be delivered by the Trustee to the
Master Servicer, at the expense of the Seller, at least every 90 days after the
Closing Date (or at additional times upon the request of the Master Servicer if reasonably necessary for the ongoing administration and/or servicing of the related Mortgage Loan by the Master Servicer). The Seller hereby agrees to reasonably cooperate with the Trustee and the Filing Agent with respect to the filing of the assignments of Uniform Commercial Code financing statements as described in this paragraph and to forward to the Trustee filing confirmation, if any, received in connection with such Uniform Commercial Code financing statements filed in accordance with this paragraph. Notwithstanding the foregoing, to the extent the Trustee provides the Payee, pursuant to the Filing
Letter Agreement, with an invoice for the expenses (i) reasonably to be incurred in connection with the filings referred to in this paragraph and (ii) required to be paid by the Payee pursuant to the Filing Letter Agreement, and such expenses are not paid by the Payee in advance of such filings, the Trustee, pursuant to the Pooling and Servicing Agreement and the Filing Letter Agreement
and at the expense of the Seller, shall only be required to cause the Filing
Agent to file the assignments of such Uniform Commercial Code financing statements with respect to Mortgage Loans secured by hotel or hospitality properties.

          (e) With respect to any Mortgage Loan (other than an Outside Serviced
Trust Mortgage Loan), the Seller shall deliver to and deposit with the Master
Servicer, within 45 days of the Closing Date, the Mortgage Loan Origination
Documents (other than any document that constitutes part of the Mortgage File for such Mortgage Loan); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications or correspondence, credit underwriting or due diligence analyses or information, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

          (f) After the Seller's transfer of the Mortgage Loans to the
Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to

                                        3

complete subsequent to the Closing Date, the Seller shall, on or before the
Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the Purchaser.

          (g) In connection with the obligations of the Master Servicer under the Pooling and Servicing Agreement, with regard to each Mortgage Loan (other than an Outside Serviced Trust Mortgage Loan) that is secured by the interests of the related Mortgagor in a hospitality property (identified on Schedule VI to the Pooling and Servicing Agreement) and each Mortgage Loan (other than an
Outside Serviced Trust Mortgage Loan) that has a related letter of credit, the
Seller shall deliver to and deposit with the Master Servicer, on or before the
Closing Date, any related franchise agreement, franchise comfort letter and the original of such letter of credit. Further, in the event, with respect to a
Mortgage Loan (other than an Outside Serviced Trust Mortgage Loan) with a related letter of credit, the Master Servicer determines that a draw under such letter of credit has become necessary under the terms thereof prior to the assignment of such letter of credit having been effected in accordance with
Section 3.01(e) of the Pooling and Servicing Agreement, the Seller shall, upon the written direction of the Master Servicer, use its best efforts to make such draw or to cause such draw to be made on behalf of the Trustee.

          (h) Pursuant to the Pooling and Servicing Agreement, the Master
Servicer shall review the documents with respect to each Mortgage Loan delivered by the Seller pursuant to or as contemplated by Section 2(e) and provide the
Seller and the Controlling Class Representative and the Special Servicer with a certificate (the "Master Servicer Certification") within 90 days of the Closing
Date acknowledging its (or the appropriate Sub-Servicer's) receipt as of the date of the Master Servicer Certification of such documents actually received;
provided that such review shall be limited to identifying the document received, the Serviced Trust Mortgage Loan to which it purports to relate, that it appears regular on its face and that it appears to have been executed (where appropriate). Notwithstanding anything to the contrary set forth herein, to the extent the Seller has not been notified in writing of its failure to deliver any document with respect to a Mortgage Loan required to be delivered pursuant to or as contemplated by Section 2(e) hereof prior to the date occurring 18 months following the date of the Master Servicer Certification, the Seller shall have no obligation to provide such document.

          (i) In addition, on the Closing Date, the Seller shall deliver to the
Master Servicer for deposit in the Pool Custodial Account the Initial Deposits relating to the Mortgage Loans.

          SECTION 3. Representations, Warranties and Covenants of Seller.

          (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

               (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A)
     bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting

                                        4

     the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this
     Agreement will not (A) violate the Seller's organizational documents, (B)
     violate any law or regulation or any administrative decree or order to which the Seller is subject, or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default)
     under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound.

               (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder.

               (v) The Seller is not a party to or bound by any agreement or instrument or subject to any organizational document or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution and delivery of this Agreement by the Seller or the performance by the Seller of its obligations under this Agreement.

               (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loans, as contemplated by Section 2(d) hereof, no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
     Agreement or the consummation of the transactions contemplated by this
     Agreement; and no bulk sale law applies to such transactions.

               (vii) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement.

               (viii) Under generally accepted accounting principles ("GAAP")
     and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the
     Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will

                                        5

     exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the
     Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

               (ix) No proceedings looking toward merger, liquidation,
     dissolution or bankruptcy of the Seller are pending or contemplated.

          (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties made by the initial Purchaser pursuant to Section 2.04(b) of the Pooling and Servicing
Agreement, except that all references therein to the "Depositor" shall be deemed to be references to the Seller and all references therein to the Mortgage Pool shall be deemed to be references to all the Securitized Loans.

          SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

               (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The
     Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage
     Loans to the Trustee.

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A)
     bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and
     (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

               (iii) The execution and delivery of this Agreement by the
     Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

               (iv) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

                                        6

               (v) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the
     Purchaser, as provided herein, as a sale of the Mortgage Loans to the
     Purchaser in exchange for the consideration specified in Section 1 hereof.

          SECTION 5. Notice of Breach; Cure; Repurchase.

          (a) If the Seller receives written notice or obtains actual knowledge with respect to any Mortgage Loan (i) that any document constituting a part of clauses (a)(i) through (a)(xiii) (or, in the case of an Outside Serviced Trust
Mortgage Loan, clause (b)(i)) of the definition of "Mortgage File" or a document, if any, specifically set forth on Schedule IX to the Pooling and
Servicing Agreement has not been executed (if applicable) or is missing (a
"Document Defect") or (ii) of a breach of any of the Seller's representations and warranties made pursuant to Section 3(b) hereof (each such breach, a
"Breach") relating to any Mortgage Loan, and such Document Defect or Breach, as of the date specified in the fourth paragraph of Section 2.03(a) to the Pooling and Servicing Agreement, materially and adversely affects the value of the
Mortgage Loan, then such Document Defect shall constitute a "Material Document
Defect" or such Breach shall constitute a "Material Breach", as the case may be.
In the event that the Seller obtains actual knowledge of a Material Document
Defect or Material Breach, then the Seller shall deliver written notification to the Purchaser with respect thereto. Then, following receipt of a
Seller/Depositor Notification with respect to such Material Document Defect or
Material Breach, as the case may be, the Seller shall cure, repurchase or cover the loss of value with respect to the subject Mortgage Loan, as the case may be, if and to the extent the Depositor is required to do so, in the manner, under the circumstances, subject to the conditions, within the time periods and upon all of the other terms set forth in Section 2.03(a) of the Pooling and Servicing
Agreement.

          (b) In the event the Seller is obligated to repurchase any Mortgage
Loan pursuant to this Section 5, such obligation shall extend to any successor
REO Mortgage Loan with respect thereto as to which (A) the subject Material
Breach existed as to the subject predecessor Mortgage Loan prior to the date the related Mortgaged Property became an REO Property or within 90 days thereafter, and (B) as to which the Seller had received, no later than 90 days following the date on which the related Mortgaged Property became an REO Property, a
Seller/Depositor Notification from the Trustee regarding the occurrence of the applicable Material Breach and directing the Seller to repurchase the subject
Mortgage Loan.

          (c) If one or more (but not all) of the Mortgage Loans constituting a
Cross-Collateralized Group are to be repurchased by the Seller as contemplated by Section 5(a), then, prior to the subject repurchase, the Seller or its designee shall use reasonable efforts, subject to the terms of the related
Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto;
provided that, if such Cross-Collateralized Group is still subject to the
Pooling and Servicing Agreement, then no such termination shall be effected unless and until (i) the Purchaser or its designee has received from the Seller
(A) an Opinion of Counsel to the effect that such termination will not cause an
Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse
Grantor Trust Event with respect to the Grantor Trust and (B) written confirmation from each Rating Agency that such termination will not cause an
Adverse Rating Event to occur with respect to any Class of Certificates and (ii)
the Controlling Class Representative (if one is

                                        7

acting) has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by the
Seller (or by the Depositor) within 10 Business Days of the Controlling Class
Representative's receipt of a written request for such consent); and provided, further, that the Seller may, at its option, purchase the entire
Cross-Collateralized Group in lieu of terminating the cross-collateralization.
All costs and expenses incurred by the Purchaser or its designee pursuant to this paragraph shall be included in the calculation of Purchase Price for the
Mortgage Loan(s) to be repurchased. If the cross-collateralization of any
Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i) determining whether the subject Breach or Document Defect, as the case may be, materially and adversely affects the value of such Cross-Collateralized Group, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

          (d) It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to this Section 5 that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the
Seller (or as otherwise required to be prepared, executed and delivered under the Pooling and Servicing Agreement), in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such
Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder. If any Mortgage Loan is to be repurchased as contemplated by this Section 5, the Seller shall amend the
Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

          (e) Any repurchase of a Mortgage Loan pursuant to this Section 5 shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or
Document Defect. It is understood and agreed that the obligations of the Seller set forth in this Section 5 constitute the sole remedies available to the
Purchaser with respect to any Breach or Document Defect.

          (f) Notwithstanding the foregoing, if there exists a Breach of that portion of the representation or warranty on the part of the Seller made by virtue of the Depositor's representation set forth in, or made pursuant to paragraph (xlviii) of Schedule II to the Pooling and Servicing Agreement,
specifically relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document for any Mortgage Loan requires the related
Mortgagor to bear the reasonable costs and expenses associated with the subject matter of such representation or warranty, as set forth in such representation or warranty, then the Purchaser or its designee will direct the Seller in writing to wire transfer to the Custodial Account, within 90 days of receipt of such direction, the amount of any such reasonable costs and expenses incurred by the Trust that (i) are due from the Mortgagor, (ii) otherwise would have been required to be paid by the Mortgagor if such representation or warranty with respect to such costs and expenses had in fact been true, as set forth in the related representation or warranty, (iii) have not been paid by the Mortgagor,
(iv) are the basis of such Breach and (v) constitute "Covered Costs". Upon payment of such costs, the Seller shall be deemed to have cured such Breach in all respects. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to otherwise cure such Breach or repurchase the affected Mortgage Loan under any circumstances. Amounts deposited in the Pool Custodial Account pursuant to this paragraph shall constitute "Liquidation Proceeds" for all purposes of the
Pooling and Servicing Agreement (other than Section 3.11(c) of the Pooling and
Servicing Agreement).

                                        8

          (g) In addition, subject to Section 5(f) and the last three sentences of this paragraph, if the Depositor determines that a Material Breach (other than a Material Breach of a representation or warranty on the part of the
Depositor set forth in and made pursuant to paragraph (xvii) of Schedule II to the Pooling and Servicing Agreement) or a Material Document Defect with respect to a Mortgage Loan is not capable of being cured in accordance with Section
2.03(a) of the Pooling and Servicing Agreement, then in lieu of repurchasing the subject Mortgage Loan, the Seller shall pay a cash amount equal to the Loss of
Value Payment, and any costs incurred in connection with such Material Breach or
Material Document Defect, as the case may be, in each case required to be paid by the Depositor (or, payable by the Depositor due to the Depositor's exercise of its option) under Section 2.03(e) of the Pooling and Servicing Agreement, but
only if and to the extent the Depositor is required or elects to do so, in the manner, under the circumstances, subject to the conditions, within the time periods and upon all of the other terms set forth in Section 2.03 of the Pooling and Servicing Agreement. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Material
Breach or Material Document Defect and the Seller shall not be obligated to otherwise cure such Material Breach or Material Document Defect or repurchase the affected Mortgage Loan based on such Material Breach or Material Document
Defect under any circumstances. Notwithstanding the foregoing provisions of this
Section 5(g), if 95% or more of the loss of value to a Mortgage Loan was caused by a Material Breach or Material Document Defect, which Material Breach or
Material Document Defect is not capable of being cured, this Section 5(g) shall not apply and the Seller shall be obligated to repurchase the affected Mortgage
Loan at the applicable Purchase Price in accordance with Section 5(a).
Furthermore, the Seller shall not have the option of delivering Loss of Value
Payments in connection with any Material Breach relating to a Mortgage Loan's failure to be a Qualified Mortgage. In the event there is a Loss of Value
Payment made by the Seller in accordance with this Section 5(g), the amount of such Loss of Value Payment shall be deposited into the Loss of Value Reserve
Fund to be applied in accordance with Section 3.05(e) of the Pooling and
Servicing Agreement.

          (h) Notwithstanding the foregoing, if there exists a Material Breach of the representation or warranty on the part of the Seller set forth in and made pursuant to paragraph (xvii) of Schedule II to the Pooling and Servicing
Agreement, and the subject Mortgage Loan becomes a Qualified Mortgage prior to the expiration of the Initial Resolution Period applicable to a Material
Document Defect or Material Breach that affects whether a Mortgage Loan is a
Qualified Mortgage, and without otherwise causing an Adverse REMIC Event or an
Adverse Grantor Trust Event, then such breach will be cured and the Seller will not be obligated to repurchase or otherwise remedy such Breach.

          (i) The parties hereto agree that any controversy or claim arising under Section 5(a), Section 5(b) and/or Section 5(g) of this Agreement shall be resolved in accordance with the Mediation/Arbitration procedures set forth in
Section 2.03(i) of the Pooling and Servicing Agreement. The parties to this
Agreement hereby agree to waive any right to trial by jury fully to the extent that any such right shall now or hereafter exist with regard to the rights and remedies contained in this Section 5, subject to the conditions set forth in
Section 2.03(i) of the Pooling and Servicing Agreement.

          SECTION 6. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Thacher Proffitt & Wood LLP, 2 World
Financial Center, New York, New York 10281 at 10:00 a.m., New York City time, on the Closing Date.

          The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the

                                        9

Purchaser set forth in Section 4 of this Agreement, shall be true and correct in all material respects as of the Closing Date;

          (b) Insofar as it affects the obligations of the Seller hereunder, the
Pooling and Servicing Agreement shall be in a form mutually acceptable to the
Purchaser and the Seller;

          (c) All documents specified in Section 7 of this Agreement (the
"Closing Documents"), in such forms as are reasonably acceptable to the
Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (d) The Seller shall have delivered and released to the Trustee (or a
Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

          (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

          (g) Neither the Underwriting Agreement nor the Certificate Purchase
Agreement shall have been terminated in accordance with its terms.

          Both parties hereto agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 7. Closing Documents. The Closing Documents shall consist of the following:

          (a) This Agreement duly executed by the Purchaser and the Seller;

          (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

          (c) The Indemnification Agreement duly executed by the parties thereto;

          (d) A Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement and in the
Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii)
the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

          (e) An Officer's Certificate from an officer of the Seller, in his or her individual capacity, dated the Closing Date, and upon which the initial
Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the

                                       10

Seller, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the
Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

          (f) As certified by an officer of the Seller, true and correct copies of (i) the resolutions of the board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement and the
Indemnification Agreement, (ii) the organizational documents of the Seller, and
(iii) a certificate of good standing of the Seller issued by the Secretary of
State of the State of Delaware not earlier than 10 days prior to the Closing
Date;

          (g) A favorable opinion of Thacher Proffitt & Wood LLP, special counsel to the Seller, in form and substance reasonably acceptable to, and covering matters reasonably requested by, the initial Purchaser, dated the
Closing Date and addressed to the initial Purchaser, the Underwriters, the
Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of
Thacher Proffitt & Wood LLP as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

          (h) A favorable opinion of in-house counsel to the Seller, in form and substance reasonably acceptable to, and covering matters reasonably requested by, the initial Purchaser, dated the Closing Date and addressed to the initial
Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement;

          (i) In the event any of the Certificates are mortgage related securities within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended, a Certificate of the Seller regarding origination of the
Mortgage Loans by specified originators as set forth in Section 3(a)(41) of the
Securities Exchange Act of 1934, as amended; and

          (j) Such further certificates, opinions and documents as the Purchaser may reasonably request.

          SECTION 8. Costs. The Seller shall pay its Allocable Share of all reasonable out-of-pocket costs and expenses incurred by the Seller, the initial
Purchaser, the Underwriters, the Placement Agents and the sellers of the Other
Loans to the Purchaser in connection with the securitization of the Securitized
Loans and the other transactions contemplated by this Agreement, the
Underwriting Agreement and the Certificate Purchase Agreement. "Allocable Share"
shall mean a fraction (expressed as a percentage), the numerator of which is the aggregate outstanding principal balance of the Mortgage Loans as of the date of determination, and the denominator of which is the aggregate outstanding principal balance of all of the Securitized Loans on such date of determination.

          SECTION 9. Grant of a Security Interest. The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the
Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage Loans by the Seller to the Purchaser to
secure a debt or other obligation of the Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (iii) the conveyance provided

                                       11

for in Section 2 hereof shall be deemed to be a grant by the Seller to the
Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the
Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial
Code; and (vi) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the
Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing
Agreement; and, in connection with the foregoing, the Seller authorizes the
Purchaser to file any and all appropriate Uniform Commercial Code financing statements.

          SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the initial Purchaser to the Trustee).

          SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

                                       12

          SECTION 14. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT
WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO BE PERFORMED ENTIRELY
IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW AND SUBJECT
TO SECTION 5(I) HEREOF, THE SELLER AND THE PURCHASER EACH HEREBY IRREVOCABLY (I)
SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN
NEW YORK CITY, TO THE EXCLUSION OF ALL OTHER COURTS, WITH RESPECT TO MATTERS
ARISING OUT OF OR RELATING TO THIS AGREEMENT OTHER THAN MATTERS TO BE SETTLED BY
MEDIATION OR ARBITRATION IN ACCORDANCE WITH SECTION 5(I) HEREOF; (II) AGREES
THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING SHALL BE HEARD AND
DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS, TO THE EXCLUSION OF ALL
OTHER COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN
INCONVENIENT FORUM IN CONNECTION WITH SUCH ACTION OR PROCEEDING COMMENCED IN
SUCH NEW YORK STATE OR FEDERAL COURTS; AND (IV) AGREES THAT A FINAL JUDGMENT IN
ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER
JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW;
PROVIDED, THAT IN THE EVENT SECTION 5(I) HEREOF IS INAPPLICABLE AND BOTH A NEW
YORK STATE AND A FEDERAL COURT SITTING IN NEW YORK IN WHICH AN ACTION OR
PROCEEDING HAS BEEN DULY AND PROPERLY COMMENCED BY ANY PARTY TO THIS AGREEMENT
REGARDING A MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT HAS REFUSED TO
ACCEPT JURISDICTION OVER OR OTHERWISE HAS NOT ACCEPTED SUCH ACTION OR PROCEEDING
WITHIN, IN THE CASE OF EACH SUCH COURT, 60 DAYS OF THE COMMENCEMENT OR FILING
THEREOF, THEN THE WORDS "TO THE EXCLUSION OF ALL OTHER COURTS" IN CLAUSE (I) AND
CLAUSE (II) OF THIS SENTENCE SHALL NOT APPLY WITH REGARD TO SUCH ACTION OR
PROCEEDING AND THE REFERENCE TO "SHALL" IN CLAUSE (II) OF THIS SECTION SHALL BE
DEEMED TO BE "MAY".

          SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other such party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 16. Successors and Assigns. The rights and obligations of the
Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, and their respective successors and permitted assigns.

          SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's obligations

                                       13

hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the
Seller has consented to such amendment or modification in writing.

                                       14

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER

                                        LEHMAN BROTHERS HOLDINGS INC.

                                        By: /s/ Catherine Harnett
                                            ------------------------------------
                                        Name: Catherine Harnett
                                        Title: Authorized Signatory

                                        Address for Notices:

                                        745 Seventh Avenue
                                        New York, New York 10019
                                        Attention: Scott Lechner
                                        Telecopier No.: (646) 758-4203

                                        PURCHASER

                                        STRUCTURED ASSET SECURITIES
                                        CORPORATION II

                                        By: /s/ David Nass
                                            ------------------------------------
                                        Name: David Nass
                                        Title: Senior Vice President

                                        Address for Notices:

                                        Structured Asset Securities
                                        Corporation II
                                        745 Seventh Avenue
                                        New York, New York 10019
                                        Attention: Scott Lechner
                                        Telecopier No.: (646) 758-4203

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                 (SEE ATTACHED)

                                       A-1

KEY

MORTGAGE
  LOAN
 NUMBER                   PROPERTY NAME                                    ADDRESS                                  CITY
--------  ------------------------------------------  ----------------------------------------------------  -------------------

   3      Bethany Maryland Portfolio II               Various                                               Various
   4      One Alliance Center                         3500 Lenox Road                                       Atlanta
   5      Duke Cleveland East Suburban Portfolio      Various                                               Various
   6      Watergate 600                               600 New Hampshire Avenue, NW                          Washington
   7      Extendicare Portfolio                       Various                                               Various
   9      Extendicare Portfolio II                    Various                                               Various
   10     Homer Building                              601 13th Street, NW                                   Washington
   11     2445 M Street                               2445 M Street, NW                                     Washington
   12     2000 Pennsylvania Avenue                    2000 Pennsylvania Avenue, NW                          Washington
   13     200 Galleria                                200 Galleria Parkway                                  Atlanta
   14     2100 Pennsylvania Avenue                    2100 Pennsylvania Avenue, NW                          Washington
   15     Northstar                                   625 Marquette Avenue, 608 & 618 2nd Avenue South      Minneapolis
   18     Elizabeth Place                             601 Edwin Moses Boulevard                             Dayton
   19     Delamar                                     500 Steamboat Road                                    Greenwich
   20     Citicorp Louisville KY                      12501 Lakefront Place                                 Jeffersontown
   21     Briarwood Apartments                        8801 Hawthorne Lane                                   Laurel
   22     Citicorp McLeansville NC                    5450 Millstream Road                                  McLeansville
   23     Citicorp Meridian ID                        2200 S. Cobalt Point Way                              Meridian
   24     Fed Ex Portfolio Roll Up                    Various                                               Various
   26     Central Florida Business Park               5300 Recker Highway                                   Winter Haven
   27     Campus Commons                              1920 NE Terre View                                    Pullman
   28     Cornerstone Office Orlando                  150 North Orange Avenue                               Orlando
   30     Shiloh Valley Overlook Apartments           2100 Shiloh Valley Drive                              Kennesaw
   31     Castle Creek Corporate Park                 Castle Creek Parkway                                  Indianapolis
   35     Sea Air                                     19837 Sea Air Avenue                                  Rehoboth Beach
   36     Villages of Cinnamon Creek                  8722 Cinnamon Creek Drive                             San Antonio
   38     Crossings on the Marsh                      18788 Marsh Lane                                      Dallas
   39     High Point                                  2 Willow Dr.                                          Frederica
   41     Coconut Grove                               75-5815 Alii Drive                                    Kailua-Kona
   42     Lawndale Marketplace                        SEC Hawthorne Boulevard & Marine Avenue               Lawndale
   43     Collier Town Square                         1597 Washington Pike                                  Collier Township
   45     Jackson Square                              SEC Jackson Street and Avenue 48                      Coachella
   46     Copeland and Stadium Office Buildings       1200 & 1250 E. Copeland Road                          Arlington
   48     Del Nido Apartments                         850 Russell Avenue                                    Santa Rosa
   52     Highlands at Galloway Apartments            4819 North Galloway Avenue                            Mesquite
   53     Village Square                              Walnut Street and Maynard Road                        Cary
   55     Garden Estates Apartments                   5618 Tilton Avenue & 5590 42nd Street                 Riverside
   56     Chisholm Shopping Center                    1121 Garth Brooks Boulevard (State Road 92)           Yukon
   57     Premiere Trade Plaza                        125 S. Orange Avenue, Floors 19 - 21                  Orlando
   60     East Town Mall                              2350 East Mason Street                                Green Bay
   62     Eagle Rock Apartments                       12423 East Mansfield Avenue                           Spokane Valley
   63     Woodfield Corporate Center                  8000 and 8008 Corporate Center Drive                  Charlotte
   64     A&P - NYC                                   200 East 32nd Street                                  New York
   65     Hickory Glen                                1700 West Washington Street                           Springfield
   67     Rancho Las Polomas                          1000, 1010, 1060, 1080 & 1090 East Washington Street  Colton
   69     Carlton Court                               13323 Maham Road                                      Dallas
   71     Hillcrest Apartments                        1902-1962 North Orleans Street                        McHenry
   73     San Marcos Apartments                       6301 West Bellfort Street                             Houston
   74     Ashton Ridge Apartments                     2900 McCann Road                                      Longview
   75     Holiday Inn Express - Saginaw               2501 Tittabawassee Rd                                 Saginaw Township
   77     Lone Mountain Plaza                         10010-10040 W. Cheyenne Avenue                        Las Vegas
   79     The Lock Up                                 211 Denton Avenue                                     Garden City Park
   80     Hunter Chase Apartments                     1500 Sylvan Drive                                     Hurst
   81     Marketplace at Hobe Sound                   8767 SE Bridge Road                                   Hobe Sound
   83     Pomona Tech Center                          3201 Temple Avenue                                    Pomona
   85     Green Acres                                 3118 West 15th Avenue                                 Amarillo
   86     Sunnyview Apartments                        4502 Sunnyview Drive                                  Oklahoma City
   87     Bachman Oaks                                2501 Webb Chapel Extension                            Dallas
   89     Georgetown Apartments                       18 Nottingham Road                                    Little Rock
   90     Four Points by Sheraton - Saginaw           4960 Towne Center Road                                Saginaw Township
   91     Holiday Inn Express - Quakertown            1918 John Fries Highway                               Quakertown
   97     North Huntington Hills Apartments           2500 North Eastman Road                               Longview
   99     6400 Southwest Freeway                      6400 Southwest Freeway                                Houston
  100     Chase Crossing Apartments                   10931 Stone Canyon Road                               Dallas
  102     Lithia Square                               901-927 Lithia Pinecrest Road                         Brandon
  103     Days Inn West Broad                         2100 Dickens Road                                     Richmond
  107     Lookout Ridge Apartments                    201 Lookout Ridge Boulevard                           Harker Heights
  109     Pollyanna Apartments                        247 West Dickson Avenue                               San Antonio
  110     Holiday Inn Express -  Pearland             1702 North Main Street                                Pearland
  111     Watermarke at Lake Highlands                9763 Audelia Road                                     Dallas
  112     690 Hempstead Turnpike                      690 Hempstead Turnpike                                Franklin Square
  113     Sandwich Manor Apartments                   216 E. Hall Street                                    Sandwich
  114     Georgia Flex Buildings                      Various                                               Various
  115     Azalea Park Apartments                      2105 -D-2 Bogarde Street                              Durham
  117     Spring Pine Apartments                      1554 Gessner Road                                     Houston
  120     2627 Chestnut Ridge Dr.                     2627 Chestnut Ridge Drive                             Kingwood
  121     Vineville Crossing                          4420 Forsyth Road                                     Macon
  122     Howard Johnson - Metro Airport              7600 Merriman Road                                    Romulus
  123     Spring Hill Shopping Center                 3087 Anderson Snow Road                               Spring Hill
  124     1101 North Point Parkway                    1101 Northpoint Parkway                               West Palm Beach
  126     Energy Park                                 1360 Energy Park Drive                                St. Paul
  131     Greenwich Place                             10320 75th Street                                     Kenosha
  133     Magnolia Village                            651 North Denton Tap Road                             Coppell
  134     Switzers Locker Room - Edmond               640 NW 164th Street                                   Oklahoma City
  135     Brazos Park                                 2008 Terlingua Lane                                   Arlington
  138     Jared - The Galleria of Jewelry - Lakeline  11047 Pecan Park Boulevard                            Austin
  139     Switzers Locker Room - Moore                905 SE 19th Street                                    Moore
  141     Durango Point Retail Center                 7225 S. Durango Drive                                 Las Vegas
  142     Oak View Apartments                         650 Howard Street                                     Spartanburg
  143     Harner Center                               1028 Richmond Avenue                                  Staunton
  145     Regency Apartments                          4075 Laurel Street                                    Beaumont
  146     Best Western Mainland Inn & Suites          10620 Emmett F. Lowry Expressway                      Texas City
  147     Creekside Plaza                             4600-4674 85th Avenue North                           Brooklyn Park
  148     Citibank Branch                             135 East Park Avenue                                  Long Beach
  150     5009 Caroline                               5009 Caroline                                         Houston
  151     Greenbriar Shopping Center                  1524 South Clark Road                                 Duncanville
  153     Harvey's Supermarket                        1314 Plant Avenue                                     Waycross
  155     Township Theater Shops                      1180-1190 County Road J                               White Bear Township
  156     Deer Park Self Storage                      4013 Center Street                                    Deer Park
  160     CVS - Bridgeport                            2610 East Main Street                                 Bridgeport
  161     Gallery Office Building                     1901 Northwest Military Highway                       Castle Hills
  162     Kinney Drug Store                           2100  Trumansburg Road                                Trumansburg
  164     Wells Fargo Rialto                          190 Foothill Boulevard                                Rialto
  166     Donald Zucker Garage                        457 W 150th Street                                    New York

MORTGAGE                                                                 REMAINING                   REMAINING   INTEREST
  LOAN                        CUT-OFF DATE   MONTHLY P&I                  TERM TO                  AMORTIZATION   ACCRUAL
 NUMBER    STATE   ZIP CODE      BALANCE       PAYMENT    MORTGAGE RATE   MATURITY  MATURITY DATE      TERM        BASIS
--------  -------  --------  --------------  -----------  -------------  ---------  -------------  ------------  --------

   3      MD        Various  185,000,000.00   870,306.59      5.5679        84         20140411          0        Act/360
   4      GA         30326    84,150,000.00   793,241.32      5.6900        121        20170511          0        Act/360
   5      OH        Various  135,000,000.00   807,311.33      5.9760        120        20170411         360       Act/360
   6      DC         20037   132,000,000.00   640,727.08      5.7450        120        20370411          0        Act/360
   7      Various   Various  125,000,000.00   855,959.02      6.6525        55         20111111         300       Act/360
   9      Various   Various   90,000,000.00   624,095.52      6.7900        59         20120311         300       Act/360
   10     DC         20005    88,000,000.00   385,328.47      5.1825        57         20120111          0        Act/360
   11     DC         20037    42,483,000.00   408,754.38      5.5800        117        20170106          0        Act/360
   12     DC         20037    84,354,091.00   421,926.67      5.9200        119        20170311          0        Act/360
   13     GA         30339    70,000,000.00   352,140.51      5.9540        118        20170211          0        Act/360
   14     DC         20037    68,700,000.00   343,627.22      5.9200        119        20170311          0        Act/360
   15     MN         55402    62,150,000.00   379,641.81      5.8950        121        20170511         360       Act/360
   18     OH         45408    41,700,000.00   232,183.09      6.5900        60         20120411          0        Act/360
   19     CT         06830    37,500,000.00   214,334.70      5.5600        118        20170211         360       Act/360
   20     KY         40299    33,512,500.00   157,261.29      5.5540        120        20170411          0        Act/360
   21     MD         20708    33,000,000.00   163,109.38      5.8500        119        20170311          0        Act/360
   22     NC         27301    31,854,700.00   149,481.87      5.5540        120        20170411          0        Act/360
   23     ID         83642    31,442,800.00   147,548.98      5.5540        120        20170411          0        Act/360
   24     Various   Various   30,800,000.00   155,982.75      5.9940        118        20170211          0        Act/360
   26     FL         33880    25,000,000.00   147,325.68      5.8400        119        20170311         360       Act/360
   27     WA         99163    24,600,000.00   115,563.06      5.5600        120        20170411          0        Act/360
   28     FL         32801    24,000,000.00   142,199.23      5.8900        120        20170411         360       Act/360
   30     GA         30144    22,400,000.00   130,720.32      5.7500        117        20170111         360       Act/360
   31     IN         46250    22,000,000.00   128,373.38      5.7200        115        20161111         357       Act/360
   35     DE         19971    20,000,000.00    98,431.71      5.8250        117        20170111          0        Act/360
   36     TX         78240    20,000,000.00    94,122.69      5.5700        120        20170411          0        Act/360
   38     TX         75287    17,600,000.00    82,827.96      5.5700        120        20170411          0        Act/360
   39     DE         19946    17,500,000.00    86,379.11      5.8420        117        20170111          0        Act/360
   41     HI         96740    17,200,000.00   100,812.02      5.7900        120        20170411         360       Act/360
   42     CA         90260    16,000,000.00    92,914.77      5.7050        121        20170511         360       Act/360
   43     PA         15017    15,500,000.00    81,719.44      6.2400        118        20170211          0        Act/360
   45     CA         92236    15,100,000.00    90,920.82      6.0400        120        20170411         360       Act/360
   46     TX         76011    15,080,000.00    88,578.41      5.8100        118        20170211         360       Act/360
   48     CA         95403    14,500,000.00    86,469.26      5.9500        120        20170411         360       Act/360
   52     TX         75150    12,920,000.00    64,296.44      5.8900        116        20161211          0        Act/360
   53     NC         27511    11,500,000.00    69,318.42      6.0500        120        20170411         360       Act/360
   55     CA         92509    11,250,000.00    53,134.11      5.5900        118        20170211          0        Act/360
   56     OK         73099    11,000,000.00    67,728.89      6.2500        114        20161011         360       Act/360
   57     FL         32801    10,900,000.00    65,140.92      5.9700        118        20170211         360       Act/360
   60     WI         54302    10,000,000.00    59,698.13      5.9600        119        20170311         360       Act/360
   62     WA         99216     9,500,000.00    46,875.46      5.8400        59         20120311          0        Act/360
   63     NC         28226     9,032,308.68    53,619.54      5.9000        119        20170311         359       Act/360
   64     NY         10019     9,000,000.00    51,496.98      5.5700        118        20170211         360       Act/360
   65     IL         62702     9,000,000.00    45,168.75      5.9400        57         20120111          0        Act/360
   67     CA         92324     8,400,000.00    50,092.54      5.9500        119        20170311         360       Act/360
   69     TX         75240     8,150,000.00    42,762.03      6.2100        57         20120111          0        Act/360
   71     IL         60050     7,870,000.00    40,096.01      6.0300        58         20120211          0        Act/360
   73     TX         77035     7,040,000.00    41,846.95      5.9200        116        20161211         360       Act/360
   74     TX         75605     7,000,000.00    42,329.25      6.0800        83         20140311         360       Act/360
   75     MI         48603     6,770,000.00    41,376.33      6.1800        116        20161211         360       Act/360
   77     NV         89129     6,450,000.00    39,965.80      6.3100        118        20170211         360       Act/360
   79     NY         11040     6,430,000.00    38,633.82      6.0200        117        20170111         360       Act/360
   80     TX         76053     6,330,000.00    37,343.26      5.8500        117        20170111         360       Act/360
   81     FL         33455     6,000,000.00    35,358.16      5.8400        119        20170311         360       Act/360
   83     CA         91768     5,990,000.00    35,184.66      5.8100        119        20170311         360       Act/360
   85     TX         79102     5,957,627.97    38,841.68      6.0500        115        20161111         295       Act/360
   86     OK         73135     5,920,000.00    35,569.55      6.0200        119        20170311         360       Act/360
   87     TX         75220     5,800,000.00    33,479.68      5.6500        117        20170111         360       Act/360
   89     AR         72205     5,600,000.00    33,502.86      5.9800        119        20170311         360       Act/360
   90     MI         48604     5,430,000.00    33,186.63      6.1800        116        20161211         360       Act/360
   91     PA         18951     5,250,000.00    33,569.55      5.9200        120        20170411         300       Act/360
   97     TX         75605     4,705,000.00    27,696.68      5.8300        117        20170111         360       Act/360
   99     TX         77081     4,635,086.55    26,841.46      5.6500        117        20170111         357       Act/360
  100     TX         75230     4,600,000.00    27,049.25      5.8200        117        20170111         360       Act/360
  102     FL         33511     4,486,518.72    27,008.71      6.0100        117        20170111         357       Act/360
  103     VA         23230     4,476,565.90    29,397.51      6.1700        58         20120211         298       Act/360
  107     TX         76548     4,200,000.00    21,859.44      6.1600        119        20170311          0        Act/360
  109     TX         78214     4,160,000.00    24,701.10      5.9100        117        20170111         360       Act/360
  110     TX         77581     4,115,429.04    26,697.79      6.0400        118        20170211         298       Act/360
  111     TX         75238     4,100,000.00    23,848.41      5.7200        116        20161211         360       Act/360
  112     NY         11010     4,100,000.00    19,572.28      5.6500        120        20170411          0        Act/360
  113     IL         60548     4,080,000.00    25,574.09      6.4200        110        20160611         360       Act/360
  114     GA        Various    4,076,446.96    23,965.51      5.8100        119        20170311         359       Act/360
  115     NC         27705     4,000,000.00    23,470.12      5.8000        119        20170311         360       Act/360
  117     TX         77080     3,925,000.00    22,780.72      5.7000        116        20161211         360       Act/360
  120     TX         77339     3,750,000.00    22,652.19      6.0700        118        20170211         360       Act/360
  121     GA         31210     3,676,753.94    21,498.86      5.7600        119        20170311         359       Act/360
  122     MI         48174     3,671,094.23    23,046.90      6.3600        111        20160711         351       Act/360
  123     FL         34609     3,600,000.00    21,260.86      5.8600        120        20170411         360       Act/360
  124     FL         33405     3,600,000.00    20,780.49      5.6500        117        20170111         360       Act/360
  126     MN         55108     3,500,000.00    20,380.60      5.7300        118        20170211         360       Act/360
  131     WI         53142     3,230,000.00    18,767.41      5.7100        118        20170211         360       Act/360
  133     TX         75019     3,192,500.00    20,878.62      6.7800        178        20220211         354       Act/360
  134     OK         73013     3,040,000.00    18,187.26      5.9800        118        20170211         360       Act/360
  135     TX         76010     2,941,000.00    17,387.73      5.8700        118        20170211         360       Act/360
  138     TX         78750     2,800,000.00    17,386.03      6.3300        120        20170411         360       Act/360
  139     OK         73160     2,800,000.00    16,751.43      5.9800        118        20170211         360       Act/360
  141     NV         89148     2,750,000.00    16,083.21      5.7700        117        20170111         360       Act/360
  142     SC         29303     2,747,732.68    16,523.02      6.0200        119        20170311         359       Act/360
  143     VA         24401     2,697,600.07    15,722.18      5.7300        119        20170311         359       Act/360
  145     TX         77707     2,660,000.00    15,948.04      6.0000        118        20170211         360       Act/360
  146     TX         77591     2,656,631.44    17,203.52      6.0400        119        20170311         299       Act/360
  147     MN         55443     2,500,000.00    12,145.54      5.7500        119        20170311          0        Act/360
  148     NY         11561     2,494,289.43    14,462.52      5.6700        118        20170211         358       Act/360
  150     TX         77004     2,446,891.29    15,830.34      6.0300        119        20170311         299       Act/360
  151     TX         75137     2,419,496.80    14,090.08      5.7100        118        20170211         358       Act/360
  153     GA         31501     2,300,000.00    13,701.06      5.9400        115        20161111         360       Act/360
  155     MN         55127     2,200,000.00    13,063.08      5.9100        108        20160411         360       Act/360
  156     TX         77536     2,200,000.00    14,458.38      6.2100        83         20140311         300       Act/360
  160     CT         06610     1,995,431.55    11,570.01      5.6700        118        20170211         358       Act/360
  161     TX         78213     1,930,000.00    11,324.33      5.8000        117        20170111         360       Act/360
  162     NY         14886     1,880,000.00    11,380.56      6.0900        120        20170411         360       Act/360
  164     CA         92376     1,498,697.09     8,820.41      5.8200        119        20170311         359       Act/360
  166     NY         10031     1,046,683.12     6,618.31      5.7700        118        20170211         298       Act/360

MORTGAGE                   PRIMARY                         MORTGAGE                                  ARD     ANTICIPATED
  LOAN    ADMINISTRATIVE  SERVICING                          LOAN                                  MORTGAGE    REPAYMENT   ARD
 NUMBER      COST RATE       FEE     GROUND LEASE?          SELLER            DEFEASANCE             LOAN        DATE     SPREAD
--------  --------------  ---------  --------------------  --------  ----------------------------  --------  -----------  ------

   3          0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
   4          0.0205         0.02    Fee Simple               LB     Yield Maintenance/Defeasance     N/A         0          0
   5          0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
   6          0.0205         0.02    Fee Simple               LB     Defeasance                       Yes      20170411      5
   7          0.0205         0.02    Fee Simple               LB     Yield Maintenance/Defeasance     N/A         0          0
   9          0.0205         0.02    Fee Simple               LB     Yield Maintenance/Defeasance     N/A         0          0
   10         0.0205         0.02    Leasehold                LB     Defeasance                       N/A         0          0
   11         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
   12         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
   13         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
   14         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
   15         0.0205         0.02    Fee Simple/Leasehold     LB     Defeasance                       N/A         0          0
   18         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
   19         0.0205         0.02    Fee Simple/Leasehold     LB     Defeasance                       N/A         0          0
   20         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
   21         0.0205         0.02    Fee Simple               LB     Yield Maintenance                N/A         0          0
   22         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
   23         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
   24         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
   26         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
   27         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
   28         0.0105         0.01    Fee Simple               LB     Defeasance                       N/A         0          0
   30         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
   31         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
   35         0.0205         0.02    Fee Simple               LB     Yield Maintenance/Defeasance     N/A         0          0
   36         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
   38         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
   39         0.0205         0.02    Fee Simple               LB     Yield Maintenance/Defeasance     N/A         0          0
   41         0.0205         0.02    Fee Simple/Leasehold     LB     Defeasance                       N/A         0          0
   42         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
   43         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
   45         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
   46         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
   48         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
   52         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
   53         0.0205         0.02    Fee Simple/Leasehold     LB     Yield Maintenance                N/A         0          0
   55         0.0405         0.04    Fee Simple               LB     Defeasance                       N/A         0          0
   56         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
   57         0.0805         0.08    Fee Simple               LB     Defeasance                       N/A         0          0
   60         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
   62         0.0205         0.02    Fee Simple               LB     Yield Maintenance                N/A         0          0
   63         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
   64         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
   65         0.0805         0.08    Fee Simple               LB     Defeasance                       N/A         0          0
   67         0.0805         0.08    Fee Simple               LB     Defeasance                       N/A         0          0
   69         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
   71         0.0805         0.08    Fee Simple               LB     Defeasance                       N/A         0          0
   73         0.0205         0.02    Fee Simple               LB     Yield Maintenance                N/A         0          0
   74         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
   75         0.0205         0.02    Fee Simple/Leasehold     LB     Defeasance                       N/A         0          0
   77         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
   79         0.0205         0.02    Fee Simple/Leasehold     LB     Yield Maintenance                N/A         0          0
   80         0.0805         0.08    Fee Simple               LB     Defeasance                       N/A         0          0
   81         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
   83         0.0605         0.06    Fee Simple               LB     Defeasance                       N/A         0          0
   85         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
   86         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
   87         0.0705         0.06    Fee Simple               LB     Defeasance                       N/A         0          0
   89         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
   90         0.0205         0.02    Fee Simple/Leasehold     LB     Defeasance                       N/A         0          0
   91         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
   97         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
   99         0.0705         0.06    Fee Simple               LB     Defeasance                       N/A         0          0
  100         0.0605         0.06    Fee Simple               LB     Defeasance                       N/A         0          0
  102         0.0805         0.08    Fee Simple               LB     Defeasance                       N/A         0          0
  103         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
  107         0.0805         0.08    Fee Simple               LB     Defeasance                       N/A         0          0
  109         0.0805         0.08    Fee Simple               LB     Defeasance                       N/A         0          0
  110         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
  111         0.0705         0.06    Fee Simple               LB     Defeasance                       N/A         0          0
  112         0.0205         0.02    Fee Simple               LB     Yield Maintenance                N/A         0          0
  113         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
  114         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
  115         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
  117         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
  120         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
  121         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
  122         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
  123         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
  124         0.0605         0.06    Fee Simple               LB     Defeasance                       N/A         0          0
  126         0.0605         0.06    Fee Simple               LB     Defeasance                       N/A         0          0
  131         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
  133         0.0205         0.02    Fee Simple               LB     Yield Maintenance                N/A         0          0
  134         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
  135         0.0705         0.06    Fee Simple               LB     Defeasance                       N/A         0          0
  138         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
  139         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
  141         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
  142         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
  143         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
  145         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
  146         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
  147         0.0605         0.06    Fee Simple               LB     Defeasance                       N/A         0          0
  148         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
  150         0.0805         0.08    Fee Simple               LB     Defeasance                       N/A         0          0
  151         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
  153         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
  155         0.1105         0.11    Fee Simple               LB     Defeasance                       N/A         0          0
  156         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
  160         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
  161         0.0805         0.08    Fee Simple               LB     Defeasance                       N/A         0          0
  162         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
  164         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0
  166         0.0205         0.02    Fee Simple               LB     Defeasance                       N/A         0          0

MORTGAGE                    MORTGAGE
  LOAN        CROSS       LOAN SELLER
 NUMBER   COLLATERALIZED    LOAN ID
--------  --------------  -----------

   3            No        70216003
   4            No        70111002
   5            No        61208002
   6            No        70118004
   7            No        60401001
   9            No        70102005
   10           No        60914010
   11           No        61102011
   12           No        61221002
   13           No        70110004
   14           No        61221003
   15           No        70108001
   18           No        70116001
   19           No        61110001
   20           No        61106008
   21           No        70122005
   22           No        61106007
   23           No        61106006
   24           No        61214006
   26           No        60922002
   27           No        61220012
   28           No        61113008
   30           No        60825001
   31           No        60929002
   35           No        61011005
   36           No        61220017
   38           No        61220013
   39           No        61011006
   41           No        61004006
   42           No        60922005
   43           No        60222007
   45           No        60724008
   46           No        61109010
   48           No        61214010
   52           No        60918005
   53           No        60419008
   55           No        61130006
   56           No        60321001
   57           No        61006005
   60           No        61208001
   62           No        61208004
   63           No        61220003
   64           No        61031008
   65           No        61114005
   67           No        61205005
   69           No        61117003
   71           No        61122006
   73           No        60911001
   74           No        61214014
   75        Yes(LB-L)    60404002
   77           No        60530005
   79           No        60725005
   80           No        61116001
   81           No        61204002
   83           No        61212006
   85           No        60616007
   86           No        61218003
   87           No        61018006
   89           No        61214004
   90        Yes(LB-L)    60404001
   91           No        61016001
   97           No        61121002
   99           No        61025004
  100           No        61106009
  102           No        61030008
  103           No        61102008
  107           No        61114007
  109           No        61025005
  110           No        61003004
  111           No        61018008
  112           No        61212005
  113           No        60221010
  114           No        61016002
  115           No        61101005
  117           No        60928019
  120           No        61102030
  121           No        61015004
  122           No        51212002
  123           No        61121001
  124           No        61023004
  126           No        61122002
  131           No        61017002
  133           No        60705005
  134        Yes(LB-E)    60928022
  135           No        61018007
  138           No        60612004
  139        Yes(LB-E)    60928020
  141           No        60906001
  142           No        61027005
  143           No        61207006
  145           No        61212007
  146           No        61003005
  147           No        61122005
  148           No        60925005
  150           No        60825002
  151           No        61019006
  153           No        60808009
  155           No        51116006
  156           No        61201001
  160           No        61107001
  161           No        61023006
  162           No        60712003
  164           No        61106004
  166           No        60920002